EXHIBIT 99.2
Second Quarter 2005 Earnings Conference Call July 28, 2005

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward- looking statements. Important factors that could cause such differences include, among others, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to customer acceptance or competition, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions segment, the possibility that changes in customers' business environments will limit their ability to commit to long-term vehicle leases, changes in market conditions affecting the commercial rental market or the sale of used vehicles, increased competition from vehicle manufacturers and large service providers, higher borrowing costs and possible decreases in available funding sources caused by adverse changes in debt ratings, changes in accounting assumptions, adequacy of accounting accruals, changes in general economic conditions, availability of heavy- and medium duty vehicles, increases in fuel prices, availability of qualified drivers, the Company's ability to create operating synergies in connection with its acquisitions, our ability to manage our cost structure and changes in government regulations, including regulations regarding vehicle emissions, drivers' hours of service and security regulations issued by the Department of Homeland Security. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risks factors or to assess the impact of such risks on the Company's business. Accordingly, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Second Quarter Results Overview Asset Management Update Earnings Outlook Q & A

2nd Quarter Results Overview Comparable earnings per diluted share were $0.86, up 13% from $0.76 in 2Q04 Reported earnings per diluted share were $0.98 vs. $0.97 in 2Q04 2Q05 included $0.12 state income tax benefit 2Q04 included $0.21 gain on sale of a portion of the headquarters complex Fleet Management Solutions total revenue up 9% and operating revenue up 2% vs. prior year Full service lease revenue remained unchanged Maintenance revenue up 6% Commercial rental revenue grew 8%; higher pricing and increases in activity levels Fleet Management Solutions net before tax earnings (NBT) up 8% FMS NBT percent of operating revenue up 80 basis points to 12.4%

2nd Quarter Results Overview (cont'd) Fleet Management Solutions earnings positively impacted by improved rental results and strong used vehicle sales performance Supply Chain Solutions total revenue up 15% (and operating revenue up 9%) vs. prior year reflecting impact of new sales activity and customer expansions Supply Chain Solutions earnings down vs. prior year reflecting lower volumes in certain automotive accounts and impact of Brazil operations, partially offset by new and expanded business Dedicated Contract Carriage total revenue up 7% (and operating revenue up 5%) vs. prior year; increase due to impact of new and expanded business Dedicated Contract Carriage earnings up vs. prior year due to revenue growth from new and expanded business as well as lower safety and other operating costs

Earnings Per Share Second Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Calculated based on a 12-month rolling period

Earnings Per Share Year-to-Date (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Calculated based on a 12-month rolling period

Business Segment Second Quarter ($ Millions) (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Allocation of Restructuring and Other Charges, Net across business segments was as follows: FMS - $0.1 in 2005 and FMS - $(2.8), SCS - $(1.0), DCC - $(0.3) and CSS - $22.2 in 2004

Business Segment ($ Millions) (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Allocation of Restructuring and Other Charges, Net across business segments was as follows: FMS - $0.2 in 2005 and FMS - $(2.7), SCS - $(0.9), DCC - $(0.3) and CSS - $23.1 in 2004 Year-to-Date

Capital Expenditures ($ Millions) Year-to-Date

Debt to Equity Ratio Strong balance sheet to support profitable growth ($ Millions) Note: Includes impact of accumulated net pension related equity charge of $189 million as of 6/30/05 and 12/31/04, and $187 million as of 6/30/04. (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (1)

Free Cash Flow (1) Includes non-cash restructuring and other recoveries, net (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment (3) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures ($ Millions) Year-to-Date

Contents Second Quarter Results Overview Asset Management Update Earnings Outlook Q & A

Asset Management Update Note: U.S. only The overall number of vehicles sold in second quarter was 5,715; up 22% compared with prior year Used tractor retail sales proceeds up 13% per unit vs. prior year period Used truck retail sales proceeds up 7% per unit vs. prior year period Vehicles not yet earning revenue are 1,666; down 38 from prior year Vehicles no longer earning revenue are 7,475; up 1,409 or 23% over prior year driven primarily by a larger used vehicle inventory 5,556 of these units are held for sale at the used truck centers

Contents Second Quarter Results Overview Asset Management Update Earnings Outlook Q & A

Earnings Outlook Reaffirming our full year 2005 earnings forecast, which including the $0.12 state tax benefit is now $3.42- $3.52 per share. Current forecast for EPS is as follows: (Earnings Per Share) Note: EPS projections assume no impact from expensing of stock options.

Q & A

Appendix Business Segment Detail Central Support Services Balance Sheet Financial Indicators Forecast FMS Revenue History Asset Management Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS) ($ Millions) Second Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability as a result of fluctuations in fuel services revenue. (b) Refer to Appendix - FMS Revenue History for additional historical detail.

Fleet Management Solutions (FMS) ($ Millions) Year-to-Date (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability as a result of fluctuations in fuel services revenue. (b) Refer to Appendix - FMS Revenue History for additional historical detail.

Supply Chain Solutions (SCS) ($ Millions) Second Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Supply Chain Solutions (SCS) ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense. Year-to-Date

Dedicated Contract Carriage (DCC) ($ Millions) Second Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Dedicated Contract Carriage (DCC) ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense. Year-to-Date

Central Support Services (CSS) ($ Millions) Second Quarter

Central Support Services (CSS) ($ Millions) Year-to-Date

Balance Sheet ($ Millions)

Financial Indicators Forecast (1) (1) Free Cash Flow and Debt to Equity include acquisitions. Capital Expenditures exclude acquisitions. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Actual 2000 Actual 2001 Actual 2002 Actual 2003 Actual 2004 Forecast 2005 $1,289 $600 $725 $1,165 $657 $1,435 275% 234% 201% 146% 129% 143% Debt to Equity Ratio Free Cash Flow (2) ($ Millions) Capital Expenditures ($ Millions) (2)

FMS Revenue History ($ Millions) Note: FMS revenue presentation revised to: (1) report both Contract Maintenance and Non-contractual Maintenance individually, and (2) to report trailer pool revenue previously included in the other product line in Full Service Lease and Commercial Rental.

Asset Management Update Note: U.S. only Early terminations down 14% reflecting improved customer retention levels

Non-Revenue Earning Equipment (a) Units Not Yet Earning Revenue - "NYE" Units No Longer Earning Revenue - "NLE" Total 11,072 Dec 2001 Total 10,361 Mar 2002 Total 8,838 Mar 2003 Total 8,691 June 2002 Total 8,433 Sept 2002 Total 8,131 Dec 2002 Total 7,985 Jun 2003 (a) U.S. only (b) Excludes units for which customer deposits have been received. Total 7,200 Sept 2003 Total 8,079 Dec 2003 5,215 Units held for sale (b) 3,485 Total 8,648 Mar 2004 4,187 Total 7,770 Jun 2004 Total 7,167 Sept 2004 4,274 Total 8,305 Dec 2004 Total 10,231 Mar 2005 5,556 Total 10,231 Mar 2005 Total 9,141 June 2005

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

Net Earnings and EPS Reconciliation ($ Millions or $ Earnings Per Share) * Earnings per share amounts are calculated independently for each component and may not be additive due to rounding

Tax Rate Reconciliation

Return on Capital Reconciliation ($ Millions) (1) Adjusted earnings calculated based on a 12-month rolling period. (2) Average shareholders' equity and average debt are calculated quarterly using a weighted average. (3) Shareholders' equity reflects impact of accumulated net pension related equity charge of $189 million as of 6/30/05 and $187 million as of 6/30/04. (4) The Company adopted return on capital, a non-GAAP financial measure, to determine how effectively capital is utilized across the business. Note: Totals may not foot due to rounding differences.

Free Cash Flow Reconciliation (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. ($ Millions)

Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)